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Prospectus Supplement September 18, 1998*

IDS Life Global Yield Fund (Oct. 30, 1997) S-6466 N (10/97)

The following paragraph replaces the paragraph on Ray Goodner under the "Portfolio managers" section of the prospectus:

Mike Ng began managing the Fund in July of 1998. He joined AEFC in 1994. He also is portfolio manager of IDS Global Balanced Fund. Prior to joining AEFC, he was a fixed income analyst for the St. Paul Companies.











S-6466-31A(9/98)
*Valid until next prospectus update